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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 APRIL 7, 1997

                        PUEBLO XTRA INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
              DELAWARE                    33-63372                   65-0415593
             ---------                   ---------                  ------------
    (STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
         OF INCORPORATION)              FILE NUMBER)            (IDENTIFICATION NO.)
         1300 N.W. 22ND STREET, POMPANO BEACH, FLORIDA                 33069
     -----------------------------------------------------          ------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 977-2500

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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

     The information set forth in the press release issued by Pueblo Xtra International, Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits.

      99.1  Press release of Pueblo Xtra International, Inc., dated April 7,
            1997.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PUEBLO XTRA INTERNATIONAL, INC.

                                          /s/  DAN CAMMARATA

                                          --------------------------------------
                                          Dan Cammarata
                                          Controller and Chief Accounting
                                            Officer

Dated: April 11, 1997
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                                 EXHIBIT INDEX

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
EXHIBIT NO.                                      DESCRIPTION
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
    99.1      Press release of Pueblo Xtra International, Inc. dated April 7, 1997.
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